                                                                    Exhibit 99.1

F O R   I M M E D I A T E   R E L E A S E

                                               FEBRUARY 4, 2002
                                               FOR MORE INFORMATION CONTACT:
                                               RAY BRAUN - (419) 247-2800
                                               MIKE CRABTREE - (419) 247-2800


                         HEALTH CARE REIT, INC. REPORTS
                             2001 OPERATING RESULTS


Toledo, Ohio, February 4, 2002........HEALTH CARE REIT, INC. (NYSE/HCN) today announced operating results for its fourth quarter and year ended December 31, 2001. The company continues to meet financial and operational expectations.

"We are pleased not only with our fourth quarter financial results, but also that we attained the company's goals for 2001," stated George Chapman, chairman and chief executive officer. "We achieved equity REIT status, successfully accessed the capital markets with both equity and debt offerings, and invested the proceeds to surpass our new investment goal of $100-$125 million for the second half of the year. The funds from operations ("FFO") from these new investments and our anticipated investments in 2002 are expected to return our dividend payout ratio to the mid-80 percent range by the end of 2002. Furthermore, our portfolio seasoning is on track. We ended the year with 85 percent stabilized properties, no construction properties, and only four fill-up properties below 50 percent occupancy."

As previously announced, the Board of Directors voted to declare a dividend for the quarter ended December 31, 2001, of $0.585 per share. The dividend represents the 123rd consecutive dividend payment. The dividend will be payable February 20, 2002, to shareholders of record on January 31, 2002.

SUMMARY OF FOURTH QUARTER RESULTS
---------------------------------
(In thousands, except per share numbers)
--------------------------------------------------------- ---------------------------- ---------------------------------
                                                              THREE MONTHS ENDED              THREE MONTHS ENDED
                                                               DECEMBER 31, 2001              DECEMBER 31, 2000
--------------------------------------------------------- ---------------------------- ---------------------------------
Revenues                                                               $33,694                      $33,775
--------------------------------------------------------- ---------------------------- ---------------------------------
Net Income Available to Common Shareholders                             $9,881                      $11,434
--------------------------------------------------------- ---------------------------- ---------------------------------
Funds From Operations (FFO)                                            $20,459                      $18,969
--------------------------------------------------------- ---------------------------- ---------------------------------
Net Income Per Diluted Share                                             $0.30                        $0.40
--------------------------------------------------------- ---------------------------- ---------------------------------
FFO Per Diluted Share                                                    $0.62                        $0.66
--------------------------------------------------------- ---------------------------- ---------------------------------
Dividend Per Share                                                      $0.585                       $0.585
--------------------------------------------------------- ---------------------------- ---------------------------------
FFO Payout Ratio                                                           94%                          89%
--------------------------------------------------------- ---------------------------- ---------------------------------

Funds from operations (FFO), the generally accepted measure of operating performance for the real estate investment trust industry, totaled $20.5 million, or $0.62 per diluted share, for the latest three months, compared with $19.0 million, or $0.66 per diluted share, for the same period in 2000. The decrease in FFO per share was primarily attributable to the short-term dilutive effects of the recent 3.45 million share common stock offering and the $175 million senior note issuance.

4Q01 EARNINGS RELEASE                                           FEBRUARY 4, 2002
--------------------------------------------------------------------------------


SUMMARY OF YEAR TO DATE RESULTS
-------------------------------
(In thousands, except per share numbers)
--------------------------------------------------------- ---------------------------- ---------------------------------
                                                                  YEAR ENDED                      YEAR ENDED
                                                               DECEMBER 31, 2001              DECEMBER 31, 2000
--------------------------------------------------------- ---------------------------- ---------------------------------
Revenues                                                              $133,870                     $136,954
--------------------------------------------------------- ---------------------------- ---------------------------------
Net Income Available to Common Shareholders                            $47,044                      $54,565
--------------------------------------------------------- ---------------------------- ---------------------------------
Funds From Operations (FFO)                                            $77,744                      $77,531
--------------------------------------------------------- ---------------------------- ---------------------------------
Net Income Per Diluted Share                                             $1.52                        $1.91
--------------------------------------------------------- ---------------------------- ---------------------------------
FFO Per Diluted Share                                                    $2.51                        $2.71
--------------------------------------------------------- ---------------------------- ---------------------------------
Dividend Per Share                                                      $2.340                       $2.335
--------------------------------------------------------- ---------------------------- ---------------------------------
FFO Payout Ratio                                                           93%                          89%
--------------------------------------------------------- ---------------------------- ---------------------------------

FFO totaled $77.7 million, or $2.51 per diluted share for the year ended December 31, 2001, compared with $77.5 million, or $2.71 per diluted share, for the same period in 2000.

The company had a total outstanding debt balance of $491 million at December 31, 2001, up from $440 million in fourth quarter 2000, and shareholders' equity of $758 million, which represents a debt to total capitalization ratio of 39 percent. For the year ended December 31, 2001, the company's coverage ratio of EBITDA to interest was 3.85 to 1.0.

NEW FACILITY INVESTMENTS. The company's investment activity for the quarter totaled $118 million, including the acquisition of three assisted living facilities with a total of 130 beds and ten nursing facilities with a total of 1,456 beds.

PORTFOLIO UPDATE. The portfolio results met the company's expectations. The seasoning of the assisted living portfolio is on target. The company ended the year with 21 assisted living facilities remaining in fill-up representing less than 15 percent of revenues. Only four assisted living facilities have occupancy less than 50 percent.

OUTLOOK FOR 2002. The company believes FFO will be in the range of $2.62 to $2.66 for 2002.

CONFERENCE CALL INFORMATION. Health Care REIT has scheduled a conference call on February 4, 2002, at 11:00 A.M. EST to discuss its year end 2001 performance, industry trends, portfolio performance, and its outlook for 2002. To participate on the webcast, log on to www.hcreit.com or www.ccbn.com 15 minutes before the call to download the necessary software. Replays will be available for 90 days through the same websites.

4Q01 EARNINGS RELEASE                                           FEBRUARY 4, 2002
--------------------------------------------------------------------------------




Health Care REIT, Inc., with headquarters in Toledo, Ohio, is a real estate investment trust that invests in health care facilities, primarily nursing homes and assisted living facilities. At December 31, 2001, the company had investments in 214 health care facilities in 33 states and had total assets of approximately $1.3 billion. For more information on Health Care REIT, Inc., via facsimile at no cost, dial 1-800-PRO-INFO and enter the company code - HCN. More information is available on the Internet at http://www.hcreit.com.

This document and supporting schedules may contain "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause the company's actual results in the future to differ materially from expected results. These risks and uncertainties include, among others, general economic conditions, the availability of capital, competition within the financial services and real estate markets, the performance of operators within Health Care REIT's portfolio, and regulatory and other changes in the health care sector, as described in the company's filings with the Securities and Exchange Commission.

                           FINANCIAL SCHEDULES FOLLOW

                                      #####

4Q01 EARNINGS RELEASE                                           FEBRUARY 4, 2002
--------------------------------------------------------------------------------



                                              HEALTH CARE REIT, INC.
                                               FINANCIAL SUPPLEMENT

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(AMOUNTS IN THOUSANDS)
                                                                         DECEMBER 31
                                                               -------------------------------
                                                                  2001                 2000
                                                               -----------         -----------
ASSETS
Real estate investments:
   Real property owned
     Land                                                      $    89,601         $    74,319
     Buildings & improvements                                      947,794             770,660
     Construction in progress                                            0              11,976
                                                               -----------         -----------
                                                                 1,037,395             856,955
     Less accumulated depreciation                                 (80,544)            (52,968)
                                                               -----------         -----------
     Total real property owned                                     956,851             803,987

Loans receivable
     Real property loans                                           240,126             301,321
     Subdebt investments                                            23,448              21,972
                                                               -----------         -----------
                                                                   263,574             323,293
Less allowance for losses on loans receivable                       (6,861)             (5,861)
                                                               -----------         -----------
                                                                   256,713             317,432
                                                               -----------         -----------
     Net real estate investments                                 1,213,564           1,121,419

Other assets:
     Equity investments                                              6,498               5,450
     Deferred loan expenses                                          7,190               2,939
     Cash and cash equivalents                                       9,826               2,844
     Receivables and other assets                                   32,765              24,252
                                                               -----------         -----------
                                                                    56,279              35,485
                                                               -----------         -----------
TOTAL ASSETS                                                   $ 1,269,843         $ 1,156,904
                                                               ===========         ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Borrowings under line of credit obligations               $         0         $   119,900
     Senior unsecured notes                                        412,250             255,000
     Secured debt                                                   78,966              64,852
     Accrued expenses and other liabilities                         20,757              18,545
                                                               -----------         -----------
Total liabilities                                              $   511,973         $   458,297

Shareholders' equity:
     Preferred Stock                                               150,000             150,000
     Common Stock                                                   32,740              28,806
     Capital in excess of par value                                608,942             528,138
     Cumulative net income                                         512,837             452,288
     Cumulative dividends                                         (540,946)           (455,676)
     Accumulated other
         comprehensive income                                         (923)               (744)
     Unamortized restricted stock                                   (4,780)             (4,205)
                                                               -----------         -----------
TOTAL SHAREHOLDERS' EQUITY                                     $   757,870         $   698,607
                                                               -----------         -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $ 1,269,843         $ 1,156,904
                                                               ===========         ===========

4Q01 EARNINGS RELEASE                                           FEBRUARY 4, 2002
--------------------------------------------------------------------------------




                                              HEALTH CARE REIT, INC.
                                               FINANCIAL SUPPLEMENT

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

(AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                            THREE MONTHS ENDED               TWELVE MONTHS ENDED
                                                                DECEMBER 31                       DECEMBER 31
                                                      ---------------------------        ---------------------------
                                                         2001              2000             2001              2000
                                                      ---------         ---------        ---------         ---------
Revenues:
     Operating lease rents                            $  26,761         $  22,328        $  98,988         $  88,312
     Interest income                                      7,320             9,655           31,294            41,064
     Commitment fees and other income                       987             1,179            3,848             5,837
     Prepayment fees                                          0                 0              990                57
     Gain/(loss) on sale of properties                   (1,374)              613           (1,250)            1,684
                                                      ---------         ---------        ---------         ---------
Gross Revenues                                           33,694            33,775          133,870           136,954

Expenses:
     Interest expense                                 $   8,297         $   8,529        $  32,028         $  34,622
     Provision for depreciation                           9,204             6,148           30,227            22,706
     Loss on investment                                       0             2,000                0             2,000
     General and administrative                           2,122             1,751            8,078             7,405
     Loan expense                                           563               287            1,775             1,166
     Provision for losses                                   250               250            1,000             1,000
                                                      ---------         ---------        ---------         ---------
Total Expenses                                           20,436            18,965           73,108            68,899
                                                      ---------         ---------        ---------         ---------

Net Income before extraordinary item                     13,258            14,810           60,762            68,055

Loss on extinguishment of debt                                0                 0              213                 0
                                                      ---------         ---------        ---------         ---------

Net Income                                               13,258            14,810           60,549            68,055

Preferred stock dividends                                 3,377             3,376           13,505            13,490
                                                      ---------         ---------        ---------         ---------

Net Income available to
   Common Shareholders                                $   9,881         $  11,434        $  47,044         $  54,565
                                                      =========         =========        =========         =========

Average number of common shares outstanding:
     Basic                                               32,345            28,537           30,522            28,418
     Diluted                                             33,072            28,762           31,027            28,643

Net income per share:
     Basic                                            $    0.31         $    0.40        $    1.54         $    1.92
     Diluted                                               0.30              0.40             1.52              1.91

Funds from operations:                                $  20,459         $  18,969        $  77,744         $  77,531

Funds from operations per share:
     Basic                                            $    0.63         $    0.66        $    2.55         $    2.73
     Diluted                                               0.62              0.66             2.51              2.71

Dividends per share                                   $   0.585         $   0.585        $   2.340         $   2.335


4Q01 EARNINGS RELEASE                                           FEBRUARY 4, 2002
--------------------------------------------------------------------------------




HEALTH CARE REIT, INC.
FINANCIAL SUPPLEMENT - DECEMBER 31, 2001


PORTFOLIO COMPOSITION ($000'S)                                                                            EXHIBIT 1
------------------------------

BALANCE SHEET DATA                        # Properties         # Beds/Units           Balance           % Balance
                                       -------------------- ------------------- -------------------- -----------------
  Real Property                                 176               14,551            $     956,851             78%
  Loans Receivable                               38                4,528                  240,126             20%
  Subdebt Investments                             0                    0                   23,448              2%
                                       -------------------- ------------------- -------------------- -----------------
Total Investments                               214               19,079            $   1,220,425            100%

INVESTMENT DATA                           # Properties         # Beds/Units       Investment (1)        % Investment
                                       -------------------- ------------------- -------------------- -----------------
  Assisted Living Facilities                    150                9,841            $    774,285              63%
  Nursing Homes                                  57                7,933                 369,253              30%
  Specialty Care Facilities                       7                1,305                  88,312               7%
                                       -------------------- ------------------- -------------------- -----------------
Real Estate Investments                         214               19,079            $  1,231,850             100%

INVESTMENT BY OWNER TYPE                  # Properties         # Beds/Units       Investment (1)        % Investment
                                       -------------------- ------------------- -------------------- -----------------
  Publicly Traded                                64                3,361            $    204,759              17%
  Key Private                                    83                8,716                 622,201              50%
  Privately Held                                 67                7,002                 404,890              33%
                                       -------------------- ------------------- -------------------- -----------------
Real Estate Investments                         214               19,079            $  1,231,850             100%

NOTES:  (1)  REAL ESTATE INVESTMENTS INCLUDE GROSS REAL ESTATE INVESTMENTS AND CREDIT ENHANCEMENTS WHICH AMOUNTED
             TO $1,220,425,000 AND $11,425,000, RESPECTIVELY.





REVENUE COMPOSITION ($000'S)                                                                              EXHIBIT 2
----------------------------

                                                     Three Months Ended                        Year Ended
                                                      December 31, 2001                     December 31, 2001
                                              ----------------------------------      ------------------------------
REVENUE BY INVESTMENT TYPE
  Real Property                                 $      26,035            77%            $    99,937            75%
  Loans Receivable & Other                              7,134            21%                 31,997            24%
  Subdebt Investments                                     525             2%                  1,936             1%
                                              ------------------ ---------------      ----------------- -------------
  Total                                         $      33,694           100%            $   133,870           100%

REVENUE BY FACILITY TYPE
  Assisted Living Facilities                    $      21,371            63%            $    87,493            65%
  Nursing Homes                                         8,272            25%                 32,200            24%
  Specialty Care Facilities                             4,051            12%                 14,177            11%
                                              ------------------ ---------------      ----------------- -------------
  Total                                         $      33,694           100%            $   133,870           100%

REVENUE BY OWNER TYPE
  Publicly Traded                               $       7,355            22%            $    31,764            24%
  Key Private                                          16,684            50%                 69,348            52%
  Privately Held                                        9,655            28%                 32,758            24%
                                              ------------------ ---------------      ----------------- -------------
  Total                                         $      33,694           100%            $   133,870           100%


4Q01 EARNINGS RELEASE                                           FEBRUARY 4, 2002
--------------------------------------------------------------------------------





REVENUE COMPOSITION (CONTINUED) ($000'S)                                                             EXHIBIT 3
----------------------------------------

OPERATING LEASE EXPIRATIONS & LOAN MATURITIES
                         Current Lease          Current Interest           Interest and
       Year               Revenue (1)              Revenue (1)            Lease Revenue           % of Total
------------------- ------------------------ ------------------------ ----------------------- -------------------
       2002             $      1,738             $      7,788              $      9,526                7%
       2003                    3,670                        0                     3,670                2%
       2004                      410                    2,205                     2,615                2%
       2005                        0                    2,677                     2,677                2%
       2006                    5,044                    5,021                    10,065                7%
    Thereafter               101,321                   11,174                   112,495               80%
                    ------------------------ ------------------------ ----------------------- -------------------
      Total             $    112,183             $     28,865              $    141,048              100%



NOTES: (1) REVENUE IMPACT BY YEAR, ANNUALIZED




COMMITTED INVESTMENT BALANCES                                                                             EXHIBIT 4
------------------------------
($000'S EXCEPT INVESTMENT PER BED/UNIT)

                                                                                 Committed Balance    Investment per
                                          # Properties         # Beds/Units             (1)              Bed/Unit
                                       -------------------- ------------------- -------------------- ------------------
  Assisted Living Facilities                    150                9,841           $     776,048       $      78,859
  Nursing Homes                                  57                7,933                 369,254              46,547
  Specialty Care Facilities                       7                1,305                  88,312              67,672
                                       -------------------- ------------------- -------------------- ------------------
  Total                                         214               19,079           $   1,233,614               -na-

NOTES: (1) COMMITTED BALANCE INCLUDES GROSS REAL ESTATE INVESTMENTS,  CREDIT ENHANCEMENTS AND UNFUNDED  COMMITMENTS
            FOR WHICH INITIAL FUNDING HAD COMMENCED.



OPERATOR CONCENTRATION ($000'S)                                                                           EXHIBIT 5
-------------------------------

CONCENTRATION BY INVESTMENT                          # Properties            Investment             % Investment
                                                ----------------------- ---------------------- -----------------------
  Merrill Gardens                                          21               $   148,147                   12%
  Alterra Healthcare                                       44                   105,072                    9%
  Home Quality Management                                  16                    93,371                    8%
  Life Care Centers of America, Inc.                       13                    84,406                    7%
  Atria Senior Quarters                                     9                    78,529                    6%
  Remaining Operators                                     111                   722,325                   58%
                                                ----------------------- ---------------------- -----------------------
  Total                                                   214               $ 1,231,850                  100%

CONCENTRATION BY REVENUE                             # Properties          Revenue (1)               % Revenue
                                                ----------------------- ---------------------- -----------------------
  Merrill Gardens                                          21               $    15,130                   11%
  Alterra Healthcare                                       44                    11,973                    9%
  Life Care Centers of America, Inc.                       13                     9,607                    7%
  Atria Senior Quarters                                     9                     9,430                    7%
  Commonwealth Communities                                  6                     8,043                    6%
  Remaining Operators                                     121                    79,687                   60%
                                                ----------------------- ---------------------- -----------------------
  Total                                                   214               $   133,870                  100%

NOTES: (1) YEAR ENDED DECEMBER 31, 2001

4Q01 EARNINGS RELEASE                                           FEBRUARY 4, 2002
--------------------------------------------------------------------------------






SELECTED FACILITY DATA                                                                                 EXHIBIT 6
----------------------

                                                                                                  Coverage Data
                                                              % Payor Mix              ----------------------------------
                                                  ------------------------------------
                                                                                             Before            After
                                    Census              Private            Medicare        Mgt. Fees         Mgt. Fees
                               ------------------ ------------------------------------ ------------------ ---------------
Assisted Living Facilities            87%                 100%                 0%            1.30x            1.11x
Nursing Homes                         83%                  20%                12%            1.63x            1.25x
Specialty Care Facilities             58%                  16%                36%            2.12x            1.58x

                                                                                       ------------------ ---------------
                                                                  Weighted Averages          1.49x            1.20x






SECURITY DEPOSITS & OTHER CREDIT SUPPORT ($000'S)                                                      EXHIBIT 7
-------------------------------------------------

                                          Balance      % Investment
                                       --------------- -----------------

Cross Defaulted                         $ 1,164,679          95% of gross real estate investments
Cross Collateralized                        201,679          85% of mortgage loans
Bank Letters of Credit & Cash                21,590           2% of investment balance

CURRENT CAPITALIZATION ($000'S)           Balance         % Balance                    LEVERAGE & PERFORMANCE RATIOS
-------------------------------        --------------- -----------------          ----------------------------------------

Borrowings Under Bank Lines             $         0           0%                  Debt/Total Book Cap               39%
Long-Term Debt Obligations                  491,216          39%                  Debt/Total Mkt. Cap               34%
Shareholders' Equity                        757,870          61%                  Interest Coverage       3.77x 4th Qtr.
                                       --------------- -----------------                                  3.85x L12M
   Total Book Capitalization            $ 1,249,086         100%                  FFO Payout Ratio        94% 4th Qtr.
                                                                                                          93% L12M





DEBT MATURITIES AND PRINCIPAL PAYMENTS ($000'S)                                                        EXHIBIT 8
-----------------------------------------------

       Year           Lines of Credit (1)         Senior Notes           Secured Debt (1)           Total
------------------- ------------------------ ------------------------ ----------------------- -------------------
       2002              $    25,000             $      12,250             $         368        $     37,618
       2003                  150,000                    35,000                       400             185,400
       2004                        0                    40,000                    64,474             104,474
       2005                        0                         0                       862                 862
       2006                        0                    50,000                       398              50,398
       2007                        0                   175,000                       430             175,430
       2008                        0                   100,000                       464             100,464
    Thereafter                     0                         0                    42,570              42,570
                    ------------------------ ------------------------ ----------------------- -------------------
      Total              $   175,000             $     412,250             $     109,966        $    697,216

NOTES: (1) LINES OF CREDIT REFLECT 100% CAPACITY


4Q01 EARNINGS RELEASE                                           FEBRUARY 4, 2002
--------------------------------------------------------------------------------





      INVESTMENT ACTIVITY ($000'S)                                                                        EXHIBIT 9
      ----------------------------

                                                 Three Months Ended                              Year Ended
                                                 December 31, 2001                           December 31, 2001
                                          ---------------------------------           ---------------------------------
    FUNDING BY INVESTMENT TYPE
      Real Property                        $   111,815           95%                    $   181,420           86%
      Mortgage & Other Loans                     3,586            3%                         11,776            5%
      Construction Advances                      2,286            2%                         16,883            8%
      Subdebt Investments                          321            0%                          2,986            1%
                                          ----------------- ---------------           ---------------- ----------------
      Total                                $   118,008          100%                    $   213,065          100%

    REAL ESTATE INVESTMENTS
      Assisted Living Facilities           $    16,593           14%                    $    72,048           34%
      Nursing Homes                            101,094           86%                        138,031           66%
      Specialty Care Facilities                      0            0%                              0            0%
                                          ----------------- ---------------           ---------------- ----------------
      Total                                $   117,687          100%                    $   210,079          100%






GEOGRAPHIC CONCENTRATION ($000'S)                                                                         EXHIBIT 10
---------------------------------

CONCENTRATION BY REGION                              # Properties           Investment              % Investment
                                                ----------------------- ---------------------- -----------------------
  South                                                   121               $   557,679                   45%
  Northeast                                                33                   276,354                   23%
  West                                                     29                   201,914                   16%
  Midwest                                                  31                   195,903                   16%
                                                ----------------------- ---------------------- -----------------------
  Total                                                   214               $ 1,231,850                  100%

CONCENTRATION BY STATE                               # Properties           Investment              % Investment
                                                ----------------------- ---------------------- -----------------------
  Florida                                                  29               $   145,614                   12%
  Massachusetts                                            14                   128,526                   10%
  Ohio                                                     13                   107,289                    9%
  Texas                                                    29                   101,242                    8%
  New York                                                  7                    62,889                    5%
  Remaining States                                        122                   686,290                   56%
                                                ----------------------- ---------------------- -----------------------
  Total                                                   214               $ 1,231,850                  100%

REVENUE BY STATE (1)                                 # Properties          Revenue (1)               % Revenue
                                                ----------------------- ---------------------- -----------------------
  Florida                                                  29               $    14,867                   11%
  Texas                                                    29                    14,859                   11%
  Massachusetts                                            14                    13,958                   10%
  California                                                8                     8,975                    7%
  North Carolina                                            9                     6,934                    5%
  Remaining States                                        125                    74,277                   56%
                                                ----------------------- ---------------------- -----------------------
  Total                                                   214               $   133,870                  100%

NOTES: (1) YEAR ENDED DECEMBER 31, 2001


4Q01 EARNINGS RELEASE                                           FEBRUARY 4, 2002
--------------------------------------------------------------------------------




FUNDS FROM OPERATIONS COMPUTATION ($000'S)                                                               EXHIBIT 11
------------------------------------------

                                                             Three Months Ended               Year Ended
                                                             December 31, 2001             December 31, 2001
                                                             -------------------           -----------------
Net Income Available to Common Shareholders                      $     9,881                   $    47,044
Add:      Depreciation Expense                                         9,204                        30,227
          Loss on Extinguishment                                           0                           213
          Net Loss on Sale of Properties                               1,374                         1,250
Deduct:   Gain on Sale of Assets                                           0                             0
          Prepayment Fees                                                  0                          (990)
                                                                 -----------                   -----------

Funds From Operations (FFO)                                      $    20,459                   $    77,744

Average Common Shares Outstanding:
          Basic                                                       32,345                        30,522
          Diluted                                                     33,072                        31,027

FFO Per Common Share:
          Basic                                                  $      0.63                   $      2.55
          Diluted                                                $      0.62                   $      2.51




      DISPOSITION ACTIVITY                                                                               EXHIBIT 12
      --------------------

                                                  Three Months Ended                           Year Ended
                                                  December 31, 2001                          December 31, 2001
                                           ---------------------------------          ---------------------------------
    DISPOSITIONS BY INVESTMENT TYPE
      Real Property                         $     1,811            100%                 $    23,829           27%
      Mortgage & Other Loans                          0              0%                      65,040           73%
                                            -----------            ----                 -----------          ----
      Total                                 $     1,811            100%                 $    88,869          100%
                                            ===========            ====                 ===========          ====

    REAL ESTATE INVESTMENTS
      Assisted Living Facilities            $     1,811            100%                 $    28,232           32%
      Nursing Homes                                   0              0%                           0            0%
      Specialty Care Facilities                       0              0%                      60,637           68%
                                            -----------            ----                 -----------          ----
      Total                                 $     1,811            100%                 $    88,869          100%
                                            ===========            ====                 ===========          ====





LEASE UP STATISTICS ON ASSISTED LIVING FACILITIES                                                        EXHIBIT 13
-------------------------------------------------

OCCUPANCY                                  FACILITIES        MONTHS IN OPERATION     REVENUE (1)       % OF REVENUE
                                       ------------------- ----------------------- ----------------- -----------------
  00% - 50%                                     4                    7.1               $     3,255           2%
  50% - 70%                                    13                   20.8               $    12,011           9%
  70% +                                         4                   14.4               $     4,439           3%

NOTES: (1) INTEREST AND RENTAL INCOME FOR YEAR ENDED DECEMBER 31, 2001.





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